UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2005

                                -----------------

                        ADVANCED MARKETING SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                        0-16002               95-3768341
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

                               5880 Oberlin Drive
                           San Diego, California 92121
               (Address of Principal Executive Offices) (Zip Code)


                              --------------------
       Registrant's telephone number, including area code: (858) 457-2500


                                       N/A
          (Former name or former address, if changed since last report)
                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      OTHER EVENTS.

On March 29, 2005, Advanced Marketing Services, Inc. (the "Company") issued a press release announcing certain expected unaudited financial information for the Company for the fiscal year ending March 31, 2005, disclosing that the Company has or soon will lose a minority portion of its share of book sales to its two largest customers, and providing updated information concerning various regulatory and business matters. The full text of the press release is included as Exhibit 99.1 to this report.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1   Press release, dated March 29, 2005, of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADVANCED MARKETING SERVICES, INC.



Date:  March 29, 2005             By:     /s/ Bruce C. Myers
                                      -------------------------------------
                                          Bruce C. Myers
                                          President and Chief Executive Officer